UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

WELLS CORE OFFICE INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Core Office Income REIT, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated December 28, 2012 and filed on January 3, 2013 to provide the required financial statements relating to the acquisition by the Registrant of the 64 & 66 Perimeter Center Buildings, as described in such Current Report.
Item 9.01.     Financial Statements and Exhibits.

(a)
Financial Statements. The following financial statements of the 64 & 66 Perimeter Center Buildings and the Registrant are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(b)    Pro Forma Financial Information. See Paragraph (a) above.

64 & 66 Perimeter Center Buildings

Independent Auditors' Report	F-1

Statements of Revenues and Certain Operating Expenses for the year ended December 31, 2011 (audited) and for the nine months ended September 30, 2012 (unaudited)	F-2

Notes to Statements of Revenues and Certain Operating Expenses for the year ended December 31, 2011 (audited) and for the nine months ended September 30, 2012 (unaudited)	F-3

Wells Core Office Income REIT, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-6

Pro Forma Balance Sheet as of September 30, 2012 (unaudited)	F-7

Pro Forma Statement of Operations for the nine months ended September 30, 2012 (unaudited)	F-9

Pro Forma Statement of Operations for the year ended December 31, 2011 (unaudited)	F-11

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC.

Dated: March 8, 2013	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President, Secretary and Treasurer

3

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of
Wells Core Office Income REIT, Inc.
Atlanta, Georgia

We have audited the accompanying statement of revenues and certain operating expenses of the 64 & 66 Perimeter Center Buildings (the Buildings) for the year ended December 31, 2011, and the related notes to the financial statement.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Buildings for the year ended December 31, 2011 in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia
March 8, 2013

64 & 66 Perimeter Center Buildings
Statements of Revenues and Certain Operating Expenses
For the year ended December 31, 2011 (audited)
and the nine months ended September 30, 2012 (unaudited)

	September 30, 2012	December 31, 2011
	(unaudited)
Revenues:
Base rent	$1,695,424	$2,368,448
Tenant reimbursements	893,012	789,688
Other income	111,050	154,374
Total revenues	2,699,486	3,312,510

Expenses:
Utilities	954,083	1,334,056
Real estate taxes	567,906	1,008,885
Repairs and maintenance	358,655	427,569
Security	217,498	238,254
Cleaning	71,126	131,369
Management fees	85,921	97,337
Other	249,817	447,619
Total expenses	2,505,006	3,685,089
Revenues over certain operating expenses (certain operating expenses over revenues)	$194,480	$(372,579)

See accompanying notes.

64 & 66 Perimeter Center Buildings
Notes to Statements of Revenues and Certain Operating Expenses
For the year ended December 31, 2011 (audited)
and the nine months ended September 30, 2012 (unaudited)

1. Description of Real Estate Property Acquired

On December 28, 2012, Wells Core Office Income REIT, Inc. (the “Registrant”), through a wholly-owned subsidiary, acquired two office buildings containing 583,700 square feet (collectively, the "64 & 66 Perimeter Center Buildings"). The 64 & 66 Perimeter Center Buildings, which are located on approximately 17.4 acres of land in Atlanta, Georgia, consist of a 15-story office tower ("64 Perimeter Center") and an eight-story mid-rise office building ("66 Perimeter Center"). The 64 & 66 Perimeter Center Buildings were purchased from RB 64 PCE, LLC and RB 66 PCE, LLC. Total consideration for the acquisition was approximately $118.5 million, exclusive of closing costs and purchase price credits of approximately $12.7 million for outstanding tenant improvement obligations and approximately $10.5 million for rental and operating expense reimbursement abatements. The Registrant is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. The Registrant was incorporated on July 3, 2007 and has elected to be taxed as a real estate investment trust for federal income tax purposes.

Fee simple title to the land upon which the 64 & 66 Perimeter Center Buildings are located is held by the Dunwoody Development Authority (the “Development Authority”), which issued Development Authority Taxable Revenue Bonds (the “Bonds”) totaling $115.0 million on June 15, 2012 in connection with significant building renovations. Certain real property tax abatement benefits are available to the Registrant because the fee simple title to the property is held by the Development Authority. The Bonds will mature and the property tax abatement benefits will expire in April 2027. The amount of rent payable under the ground lease (which the Registrant owes) and the payments due on the Bonds (to which the Registrant is entitled) are approximately the same. The Registrant will acquire fee simple title upon exercise of an option to purchase contained in the ground lease. The purchase price will be approximately equal to the amount then due to the Registrant under the Bonds. The Registrant is not likely to exercise the purchase option until the tax abatement benefits expire.

2. Basis of Accounting

The accompanying statements of revenues and certain operating expenses are presented in conformity with accounting principles generally accepted in the United States ("GAAP") and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the 64 & 66 Perimeter Center Buildings after their acquisition by the Registrant.

3. Significant Accounting Policies

Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable decreased rental revenue by $93,747 for the year ended December 31, 2011 and increased rental revenue by $17,867 for the nine months ended September 30, 2012.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The 64 & 66 Perimeter Center Buildings are 95% leased to eight tenants and are anchored by State Farm Mutual Automobile Insurance Company (“State Farm”). Once State Farm's phased occupancy, which includes expansion into space currently occupied by existing tenants, is complete in August 2013, State Farm will lease approximately 86% of the 64 & 66 Perimeter Center Buildings. As State Farm's lease commenced on December 1, 2012, State Farm did not contribute rental income for the year ended December 31, 2011 nor the nine months ended September 30, 2012.

For approximately 13 months following the commencement of the initial phase on December 1, 2012 and each expansion phase of State Farm's lease, which are expected to occur throughout 2013, State Farm is entitled to receive a full rental abatement. State Farm's lease expires in December 2023, but it has the right to extend the term of its lease for three additional five-year renewal periods at 95% of the then-current market rate. State Farm also has an ongoing right of first refusal and first offer to lease additional space available in 66 Perimeter Center at the then-current terms and conditions for the balance of the space leased.

5. Future Minimum Rental Commitments

At December 31, 2011, future minimum rental commitments for the years ended December 31 are as follows:

2012	$2,219,321
2013	2,002,018
2014	1,924,333
2015	1,675,539
2016	651,117
Thereafter	4,755,306
$13,227,634

Future minimum rents related to the State Farm lease described above are as follows:

2012	$—
2013	—
2014	5,870,564
2015	6,312,364
2016	6,468,067
Thereafter	50,049,696
$68,700,691

Subsequent to December 1, 2012, State Farm will contribute approximately 86% of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues and certain operating expenses for the nine months ended September 30, 2012 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included.  The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS CORE OFFICE INCOME REIT, INC.

Summary of Unaudited Pro Forma Financial Statements
This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Wells Core Office Income REIT, Inc. (the "Registrant") included in its annual report filed on Form 10-K for the year ended December 31, 2011 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2012. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of certain acquired properties included in this current report and various current reports previously filed on Form 8-K.
The following unaudited pro forma balance sheet as of September 30, 2012 has been prepared to give effect to the acquisitions of the 4650 Lakehurst Court Building and the 64 & 66 Perimeter Center Buildings as if the acquisitions occurred on September 30, 2012. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the 64 & 66 Perimeter Center Buildings and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.
The following unaudited pro forma statement of operations for the nine months ended September 30, 2012 has been prepared to give effect to the acquisitions of the South Lake Building, the Four Parkway North Building, the 2275 Cabot Drive Building, and the 4650 Lakehurst Court Building (the "Prior 2012 Acquisitions), and the 64 & 66 Perimeter Center Buildings as if the acquisitions occurred on January 1, 2011.
The following unaudited pro forma statement of operations for the year ended December 31, 2011 has been prepared to give effect to the acquisitions of the Westway I Building, the Duke Bridges I and II Buildings, the Miramar Centre II Building, the 7601 Technology Way Building, the Westway II Building, and the Franklin Center Building (the "2011 Acquisitions"), the Prior 2012 Acquisitions, and the 64 & 66 Perimeter Center Buildings as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2011 Acquisitions, the Prior 2012 Acquisitions, and the 64 & 66 Perimeter Center Buildings been consummated as of January 1, 2011. Total revenues and property operating costs related to the 64 & 66 Perimeter Center Buildings, specifically, will likely be materially different in future periods as State Farm Mutual Automobile Insurance Company (“State Farm”), a new tenant as of December 1, 2012, will occupy approximately 86% of the 64 & 66 Perimeter Center Buildings once its phased occupancy is complete in August 2013. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets acquired in connection with the acquisition of the 4650 Lakehurst Court Building and the 64 & 66 Perimeter Center Buildings. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2012
(in thousands)
(unaudited)

	Wells Core Office Income REIT, Inc. Historical(a)	Pro Forma Adjustments
		4650 Lakehurst Court Building		64 & 66 Perimeter Center Buildings		Other		Pro Forma Total
Assets:
Real estate assets, at cost:
Land	$44,611	$2,494	(b)	$8,617	(b)	$—		$55,722
Buildings and improvements, less accumulated depreciation	329,428	17,247	(b)	71,538	(b)	—		418,213
Intangible lease assets, less accumulated amortization	47,168	3,636	(b)	8,111	(b)	—		58,915
Construction in progress	2	—		—		—		2
Total real estate assets	421,209	23,377		88,266		—		532,852
Cash and cash equivalents	8,333	(18,132)	(c)	—		37,279	(d)	13,238
						(842)	(e)
						(13,400)	(f)
Tenant receivables	4,034	—		—		—		4,034
Prepaid expenses and other assets	1,195	32	(g)	27	(g)	—		1,254
Deferred financing costs, less accumulated amortization	4,002	—		—		—		4,002
Intangible lease origination costs, less accumulated amortization	15,487	1,351	(b)	7,725	(b)	—		24,563
Deferred lease costs, less accumulated amortization	1,711	—		—		—		1,711
Investment in development authority bonds	—	—		115,000	(h)			115,000
Total assets	$455,971	$6,628		$211,018		$23,037		$696,654

Liabilities:
Lines of credit	$7,400	$6,000	(i)	$94,926	(i)	$(13,400)	(f)	$94,926
Notes payable	124,900	—		—		—		124,900
Accounts payable and accrued expenses	7,003	523	(j)	173	(j)	—		7,699
Due to affiliates	439	—		—		—		439
Distributions payable	969	—		—		—		969
Deferred income	3,160	217	(k)	449	(k)	—		3,826
Intangible lease liabilities, less accumulated amortization	989	—		693	(b)	—		1,682
Obligations under capital leases	—	—		115,000	(h)			115,000
Total liabilities	144,860	6,740		211,241		(13,400)		349,441

Redeemable Common Stock	3,996	—		—		—		3,996

Stockholders' Equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 15,860,581 shares issued and outstanding as of September 30, 2012	159	—		—		17	(d)	176
Additional paid-in capital	350,894	—		—		37,262	(d)	388,156
Cumulative distributions in excess of earnings	(39,677)	(112)	(l)	(223)	(l)	(842)	(e)	(40,854)
Redeemable common stock	(3,996)	—		—		—		(3,996)
Accumulated other comprehensive loss	(265)	—						(265)
Total stockholders' equity	307,115	(112)		(223)		36,437		343,217
Total liabilities, redeemable common stock, and stockholders' equity	$455,971	$6,628		$211,018		$23,037		$696,654
(a) Historical financial information is derived from the Registrant's Quarterly Report filed on Form 10-Q as of September 30, 2012.
(b) Reflects the purchase price of the assets and liabilities obtained by the Registrant in connection with the respective acquisition, net of any purchase price adjustments, which is based on leases in place as of the acquisition date.
(c) Represents cash used to fund purchase of the assets obtained by the Registrant in connection with the respective acquisition.
(d) Reflects capital raised through issuance of additional common stock subsequent to September 30, 2012 through December 28, 2012, net of organizational and offering costs, commissions and dealer-manager fees.
(e) Represents acquisition fees of 2.0% of gross offering proceeds raised described in note (d) above.
(f) Reflects pay down of acquisition-related borrowings using capital raised described in note (d) above.
(g) Reflects expenses related to the Registrant's ownership period that were prepaid by the seller and charged to the Registrant at closing.
(h) Represents investments in development authority bonds and corresponding obligations under capital leases of land and buildings assumed in connection with the acquisition of the 64 & 66 Perimeter Center Buildings.
(i) Represents amounts drawn on the Wells Core Revolving Facility that bears interest at rates equal to (1) LIBOR plus the applicable LIBOR margin or (2) the greater of (a) the prime rate announced by Regions Bank, (b) the Federal Funds Effective Rate plus 0.5% or (c) the one-month LIBOR (adjusted daily) plus 1.0%, plus the applicable base rate margin. The applicable LIBOR margin may vary from 1.75% to 2.50% and the applicable base rate margin may vary from 0.75% to 1.50% based on our then-current leverage ratio.
(j) Consists primarily of accrued acquisition fees, security deposits due back to tenants and tax liabilities assumed at acquisition.
(k) Consists primarily of prepaid rental income related to the Registrant's period of ownership for which a credit was received at closing.
(l) Reflects the expensing of acquisition-related costs as required under GAAP.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(in thousands)
(unaudited)

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical(a)	Prior 2012 Acquisitions		64 & 66 Perimeter Center Buildings(b)		Pro Forma Total
Revenues:
Rental income	$27,335	$6,121	(c)	$1,796	(c)	$35,252
Tenant reimbursements	7,140	2,648	(d)	893	(d)	10,681
Other property income	40	57		111		208
	34,515	8,826		2,800		46,141
Expenses:
Property operating costs	10,900	3,184	(e)	2,419	(e)	16,503
Asset and property management fees:
Related-party	2,574	591	(f)	667	(f)	3,832
Other	227	184	(g)	86	(g)	497
Depreciation	8,832	2,219	(h)	1,720	(h)	12,771
Amortization	5,445	1,535	(i)	1,745	(i)	8,725
General and administrative	3,411	—		—		3,411
Acquisition fees and expenses	4,708	—		—	(j)	4,708
	36,097	7,713		6,637		50,447
Real estate operating income (loss)	(1,582)	1,113		(3,837)		(4,306)
Other income (expense):
Interest expense	(5,452)	(773)	(k)	(421)	(k)	(8,682)
				(2,036)	(l)
Interest and other income	—	—		2,036	(l)	2,036
	(5,452)	(773)		(421)		(6,646)

Income (loss) before income tax expense	(7,034)	340		(4,258)		(10,952)
Income tax expense	(139)	—		—		(139)
Net income (loss)	$(7,173)	$340		$(4,258)		$(11,091)
Per-share information - basis and diluted	$(0.57)					$(0.63)
Weighted-average common shares outstanding - basic and diluted	12,477					17,531

(a) Historical financial information is derived from the Registrant's Quarterly Report filed on Form 10-Q as of September 30, 2012.
(b) Rental income, tenant reimbursements, and property operating costs shown are based on leases in place during the nine months ended September 30, 2012. These amounts will likely be materially different in future periods as State Farm, a new tenant at the 64 & 66 Perimeter Center Buildings as of December 1, 2012, will occupy approximately 86% of the buildings once its phased occupancy is complete in August 2013.
(c) Rental income consists primarily of base rent and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011.
(d) Consists of operating cost reimbursements from tenants as defined by the respective leases.
(e) Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(f) Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(g) Property management fees calculated based on each respective property's management agreement, if managed by a third party company.
(h) Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life. The allocated purchase price of the building is based on leases in place as of the acquisition date.

(i) Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases. The allocated purchase price of the building is based on leases in place as of the acquisition date.
(j) In connection with the purchase of the 64 & 66 Perimeter Center Buildings, the Registrant incurred approximately $0.2 million of acquisition-related costs which have been excluded from the Pro Forma results of operations for the nine months ended September 30, 2012, as these amounts represent non-recurring charges.
(k) Represents additional interest expense that would have been incurred if our credit facility had an average outstanding balance of $196.0 million for the nine months ended September 30, 2012, calculated using a weighted-average interest rate of approximately 2.80%.
(l) Represents additional interest expense and bond revenue related to development authority bonds and corresponding capital lease obligations that would have been incurred beginning June 15, 2012 if the acquisition of the 64 & 66 Perimeter Center Buildings was completed on the pro forma acquisition date of January 1, 2011.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(in thousands)
(unaudited)

	Wells Core Office Income REIT, Inc. Historical(a)	Pro Forma Adjustments
		2011 Acquisitions		Prior 2012 Acquisitions		64 & 66 Perimeter Center Buildings(b)		Pro Forma Total
Revenues:
Rental income	$13,520	$13,384	(c)	$15,626	(c)	$2,503	(c)	$45,033
Tenant reimbursements	4,999	3,267	(d)	4,215	(d)	790	(d)	13,271
Other property income	—	—		114		154		268
	18,519	16,651		19,955		3,447		58,572
Expenses:
Property operating costs	6,567	4,904	(e)	6,638	(e)	3,588	(e)	21,697
Asset and property management fees:
Related party	1,281	1,408	(f)	1,383	(f)	889	(f)	4,961
Other	157	252	(g)	468	(g)	97	(g)	974
Depreciation	4,484	4,557	(h)	5,418	(h)	2,294	(h)	16,753
Amortization	2,480	3,025	(i)	3,682	(i)	2,327	(i)	11,514
General and administrative	2,944	—		—		—		2,944
Acquisition fees and expenses	6,785	—		—	(j)	—	(j)	6,785
	24,698	14,146		17,589		9,195		65,628
Real estate operating income (loss)	(6,179)	2,505		2,366		(5,748)		(7,056)
Other income (expense):
Interest expense	(3,804)	(2,987)	(k)	(2,065)	(k)	(1,126)	(k)	(10,252)
		(270)	(l)
Interest and other income	3	—		—		—		3
	(3,801)	(3,257)		(2,065)		(1,126)		(10,249)

Income (loss) before income tax expense	(9,980)	(752)		301		(6,874)		(17,305)
Income tax expense	(92)	—		—		—		(92)
Net income (loss)	$(10,072)	$(752)		$301		$(6,874)		$(17,397)
Per-share information - basis and diluted	$(2.26)							$(0.99)
Weighted-average common shares outstanding - basic and diluted	4,452							17,531

(a) Historical financial information is derived from the Registrant's Annual Report filed on Form 10-K as of December 31, 2011.
(b) Rental income, tenant reimbursements, and property operating costs shown are based on leases in place during the year ended December 31. 2011. These amounts will likely be materially different in future periods as State Farm, a new tenant at the 64 & 66 Perimeter Center Buildings as of December 1, 2012, will occupy approximately 86% of the 64 & 66 Perimeter Center Buildings once its phased occupancy is complete in August 2013.
(c) Rental income consists primarily of base rent and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011.
(d) Consists of operating cost reimbursements from tenants as defined by the respective leases.
(e) Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(f) Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(g) Property management fees calculated based on each respective property's management agreement, if managed by a third party company.
(h) Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life. The allocated purchase price of the building is based on leases in place as of the acquisition date.
(i) Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases. The allocated purchase price of the building is based on leases in place as of the acquisition date.
(j) In connection with the purchase of the Prior 2012 Acquisitions and the 64 & 66 Perimeter Center Buildings, the Registrant incurred acquisition-related costs of approximately $1.2 million and $0.2 million, respectively, which have been excluded from the Pro Forma results of operations for the year ended December 31, 2011, as these amounts represent non-recurring charges.
(k) Represents additional interest expense that would have been incurred if our credit facility had an average outstanding balance of $196.0 million for the year ended December 31, 2011, calculated using a weighted-average interest rate of approximately 4.09%.
(l) Represents additional interest expense that would have been incurred if the $24.9 million outstanding related to the Technology Way Loan had been entered into as of January 1, 2011, calculated using an interest rate of approximately 2.24%, which represents an average LIBOR rate of 0.24% plus an applicable margin of 200 bps.

The accompanying notes are an integral part of this statement.